                                                                      EXHIBIT 2

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Terrance M. Shipp, as Initial Managing Director of William Blair Mezzanine Capital Partners III, L.L.C., the general partner of William Blair Mezzanine Capital Fund III, L.P., has made, constituted and appointed, and by these presents does make, constitute and appoint, Gavin Fearey, its true and lawful attorney-in-fact and agent, for William Blair Mezzanine Capital Fund III, L.P. and in its name, place and stead to execute, acknowledge, deliver and file any and all filings required by
Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but limited to, Schedules 13D and 13G, Forms 3, Forms 4 and Forms 5, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 4th day of August, 2000 by Terrance M. Shipp, on behalf and as Initial Managing Director of William Blair Mezzanine Capital Partners III, L.L.C., being the general partner of William Blair Mezzanine Capital Fund III, L.P.


                           WILLIAM BLAIR MEZZANINE CAPITAL FUND III,
                           L.P., a Delaware Limited Partnership

                           By: William Blair Mezzanine Capital Partners III, L.L.C., its General Partner

                           By:    /s/ Terrance M. Shipp
                                  -------------------------------------------
                           Name:  Terrance M. Shipp
                           Title: Initial Managing Director

(STATE OF ILLINOIS)
(COUNTY OF COOK)


/s/ Marilyn J. Boinski
----------------------
Notary Public

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Terrance M. Shipp, as Initial Managing Director of William Blair Mezzanine Capital Partners III, L.L.C., has made, constituted and appointed, and by these presents does make, constitute and appoint, Gavin Fearey, its true and lawful attorney-in-fact and agent, for William Blair Mezzanine Capital Partners III, L.L.C. and in its name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D and 13G, Forms 3, Forms 4 and Forms 5, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 4th day of August, 2000 by Terrance M. Shipp, on behalf and as Initial Managing Director of William Blair Mezzanine Capital Partners III, L.L.C.


                           WILLIAM BLAIR MEZZANINE CAPITAL PARTNERS
                           III, L.L.P.

                           By:    /s/ Terrance M. Shipp
                                  -------------------------------------------
                           Name:  Terrance M. Shipp
                           Title: Initial Managing Director

(STATE OF ILLINOIS)
(COUNTY OF COOK)


/s/ Marilyn J. Boinski
----------------------
Notary Public

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, John P. Kayser, as Partner of Wilblairco Associates, has made, constituted and appointed, and by these presents does make, constitute and appoint, Gavin Fearey, its true and lawful attorney-in-fact and agent, for Wilblairco Associates and in its name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D and 13G, Forms 3, Forms 4 and Forms 5, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 4th day of August, 2000 by John P. Kayser, on behalf and as Partner of Wilblairco Associates.


                                  WILBLAIRCO ASSOCIATES

                                  By:    /s/ John P. Kayser
                                         ---------------------------
                                  Name:  John P. Kayser
                                  Title: Partner



(STATE OF ILLINOIS)
(COUNTY OF COOK)


/s/ Marilyn J. Boinski
----------------------
Notary Public

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Timothy L. Burke, as Principal of William Blair & Company, L.L.C., has made, constituted and appointed, and by these presents does make, constitute and appoint, Gavin Fearey, its true and lawful attorney-in-fact and agent, for William Blair & Company, L.L.C. and in its name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D and 13G, Forms 3, Forms 4 and Forms 5, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 4th day of August, 2000 by Timothy L. Burke, on behalf and as Principal of William Blair & Company, L.L.C.


                              WILLIAM BLAIR & COMPANY, L.L.C.



                              By:    /s/ Timothy L. Burke
                                     ----------------------
                              Name:  Timothy L. Burke
                              Title: Principal


(STATE OF ILLINOIS)
(COUNTY OF COOK)


/s/ Marilyn J. Boinski
----------------------
Notary Public

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Timothy J.
MacKenzie, has made, constituted and appointed, and by these presents does make, constitute and appoint, Gavin Fearey, his true and lawful attorney-in-fact and agent and in his name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 and
Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D and 13G, Forms 3, Forms 4 and Forms 5, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 4th day of August, 2000 by Timothy J. MacKenzie.


                           By: /s/ Timothy J. MacKenzie
                               ------------------------------------
                               Timothy J. MacKenzie


(STATE OF ILLINOIS)
(COUNTY OF COOK)


/s/ Marilyn J. Boinski
----------------------
Notary Public

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Terrance M. Shipp, has made, constituted and appointed, and by these presents does make, constitute and appoint, Gavin Fearey, his true and lawful attorney-in-fact and agent and in his name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D and 13G, Forms 3, Forms 4 and Forms 5, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 4th day of August, 2000 by Terrance M. Shipp.


                                  /s/ Terrance M. Shipp
                                  --------------------------------------
                                  Terrance M. Shipp



(STATE OF ILLINOIS)
(COUNTY OF COOK)


/s/ Marilyn J. Boinski
----------------------
Notary Public

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Marc J. Walfish, has made, constituted and appointed, and by these presents does make, constitute and appoint, Gavin Fearey, his true and lawful attorney-in-fact and agent and in his name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but limited to, Schedules 13D and 13G, Forms 3, Forms 4 and Forms 5, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 4th day of August, 2000 by Marc J.
Walfish.


                                  /s/ Marc J. Walfish
                                  --------------------------------------
                                  Marc J. Walfish


(STATE OF ILLINOIS)
(COUNTY OF COOK)


/s/ Marilyn J. Boinski
----------------------
Notary Public